SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
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Filed by a Party other than the Registrant ☐
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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
YELP INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.Title of each class of securities to which transaction applies:
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2.Aggregate number of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

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4.Date Filed:
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AMENDMENT NO. 1 TO THE
DEFINITIVE PROXY STATEMENT FOR THE
YELP INC. 2019 ANNUAL MEETING OF STOCKHOLDERS
We are filing this Amendment No. 1 to the Definitive Proxy Statement for our 2019 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission on April 22, 2019 (the "Proxy Statement"), to supplement the section of the Proxy Statement entitled "Procedural Matters — Expenses of Solicitation" with the following information:
We have also retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, a proxy solicitation firm, for assistance in connection with the Annual Meeting at a cost of approximately $15,500, plus reasonable out-of-pocket expenses.